[TCW LOGO]-Registered Trademark-
TCW CONVERTIBLE
SECURITIES FUND, INC.
-------------------------------
DIRECTORS AND OFFICERS
Ernest O. Ellison
CHAIRMAN AND DIRECTOR
Norman Barker, Jr.
DIRECTOR
Samuel P. Bell
DIRECTOR
Richard W. Call
DIRECTOR
Matthew K. Fong
DIRECTOR
John A. Gavin
DIRECTOR
Patrick C. Haden
DIRECTOR
Charles A. Parker
DIRECTOR
Robert G. Sims
DIRECTOR

Alvin R. Albe, Jr.
PRESIDENT AND CHIEF
EXECUTIVE OFFICER
Thomas D. Lyon
SENIOR VICE PRESIDENT
Thomas E. Larkin, Jr.
SENIOR VICE PRESIDENT
Hilary G.D. Lord
SENIOR VICE PRESIDENT
AND ASSISTANT SECRETARY
Phillip K. Holl
SECRETARY
Michael E. Cahill
GENERAL COUNSEL AND
ASSISTANT SECRETARY
David S. DeVito
TREASURER
George Winn
ASSISTANT TREASURER

-------------------------------------------------------
SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
-------------------------------------------------
TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770
-------------------------------------------------
CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
-------------------------------------------------
INDEPENDENT AUDITORS
Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071
-------------------------------------------------
LEGAL COUNSEL
Dechert
1775 Eye Street N.W.
Washington DC, 20006
-------------------------------------------------

TCW Convertible
Securities Fund, Inc.
-----------------------------
-----------------------------

ANNUAL REPORT

December 31, 2002
                                                [TCW LOGO]-Registered Trademark-

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Shareholder Letter
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

    Despite the fourth quarter recovery, 2002 was the third consecutive down year in the equity markets, making this the most severe bear market since the Great Depression. Allegations of corporate malfeasance, concerns about corporate earnings and instability in the international arena had a significant negative impact on the U.S. equity markets. There was no place to hide as virtually all industry groups suffered declines. High-grade bonds did well in 2002 as interest rates fell significantly. However, high-yield bonds had another poor year as credit spreads and defaults increased. Convertibles suffered through their worst year of performance ever, but did well relative to stocks.

PERFORMANCE OF THE FUND'S SHARES

    During 2002, the Fund's shareholders realized a total return of -45.11% with dividends reinvested. This included four quarterly dividends, which totaled $0.71 per share. There were no capital gains in 2002. Of the dividend distributions, $0.32 was ordinary income and $0.39 was a return of capital.

    The market price of the Fund's shares was $8.55 at the beginning of the year and $4.16 at the end of the year. The year-end market price per share represented a discount of 10.15% to the Fund's net asset value (NAV) of $4.63. The Fund's shares moved from a substantial premium to a modest discount to NAV over the course of the year. This resulted in the return on market value of -45.11% being significantly lower than the return on NAV -20.75%.

FUND STRUCTURE, STRATEGY AND OUTLOOK

    The Fund continues to invest in companies which are concentrated in sectors that we believe can grow more rapidly than the overall economy during the next few years. The largest industries represented are as follows:

                                    TABLE 1:
                               INDUSTRY WEIGHTING

INDUSTRY                                  % OF NET ASSETS
--------                                  ---------------
Media                                             9.6%
Computer Software                                 9.3%
Insurance                                         8.8%
Telecommunication                                 8.4%
Electronics                                       7.9%
Commercial Services                               6.7%

    During the second half of 2002, we continued to orient the Fund towards companies which we believe have solid financials and whose convertibles will benefit from an economic recovery. With a contraction in high-yield credit spreads of approximately 250 basis points in the fourth quarter of 2002, yields on the busted convertibles (securities with a high-yield and high-conversion premium) in the Fund declined below double digits. These securities were sold and replaced with others that have lower conversion premiums and higher equity sensitivity. The decline in the weighting of busted convertibles has led to an increase in the Fund's overall equity sensitivity. As shown in Table 2 and 3, the weighting of busted convertible securities has declined from 33.5% to 18.5% of the Fund.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Shareholder Letter (continued)
--------------------------------------------------------------------------------

                                    TABLE 2:
              BREAKDOWN OF CONVERSION PREMIUM AS OF JUNE 30, 2002

                           -LESS THAN-25%  25%-50%  50%-75%  75%-100%   >100%
                           --------------  -------  -------  --------  -------
Number of Securities             19           17        7         3       26
Portfolio Weighting            27.9%        27.4%     8.2%      3.0%    33.5%
Wght./Avg./Conv. Premium       16.4%        32.0%    60.4%     90.4%   425.7%
Wght./Avg./YTM                  2.5%         4.0%     6.8%      7.9%    15.6%
Wght. Avg. Current Yield        7.1%         3.0%     6.1%      7.5%    13.8%

                                    TABLE 3:
            BREAKDOWN OF CONVERSION PREMIUM AS OF DECEMBER 31, 2002

                           -LESS THAN-25%  25%-50%  50%-75%  75%-100%   >100%
                           --------------  -------  -------  --------  -------
Number of Securities             26           12        8         7       12
Portfolio Weighting            40.0%        18.5%    12.2%     10.8%    18.5%
Wght./ Avg./Conv. Premium       9.6%        35.5%    65.8%     88.3%   697.8%
Wght./Avg./YTM                  2.0%         3.1%     4.8%      8.6%    11.7%
Wght. Avg. Current Yield        7.0%         4.8%     5.3%      5.9%     6.3%

    Despite the reduction of its exposure to busted convertibles, the Fund's combination of a high current yield (six percent) and modest exposure to both a rising equity market and tightening credit spreads should enable it to deliver very good performance relative to both stocks and bonds going forward.

    The new issue market for convertibles declined substantially in 2002. Unfavorable equity markets, combined with volatility in the credit markets conspired to cut issuance by nearly fifty percent from the record levels of 2001. Total issuance raised net proceeds of $55.3 billion through 124 issues. This compares to net proceeds of $104.9 billion raised through 210 issues in 2001. We expect a more positive tone for the equity markets in 2003. This should lead to an increase in convertible issuance, particularly given the need of many companies to refinance debt and lower the overall level of debt on their balance sheets.

    The economy continues to grow at a moderate pace. While the latest readings on the manufacturing sector have been positive, the employment data has been weak and consumer spending has slowed. Despite these mixed signals, we believe the economy should strengthen, particularly in the second half of 2003. Both monetary and fiscal policies are stimulative and financial markets are recovering. With profits, free cash flow and balance sheets improving, businesses should find it harder to keep postponing new investment. 2003 should be the year in which capital spending rebounds and contributes to economic growth.

    One of the biggest impediments to a self-sustaining economic recovery remains investor confidence, which has been damaged by concerns over Iraq, North Korea, and terrorism. If the risks of war and terrorism dissipate during the next several months, confidence should improve and economic growth could be better than expected in the

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Shareholder Letter (continued)
--------------------------------------------------------------------------------
second half of 2003 and into 2004. This should lead to better returns for stocks, high-yield bonds and equity-linked securities such as convertibles.

THE FUND'S MANAGEMENT CHANGE

    After a great deal of consultation with his family and the management of the TCW Convertible Securities Fund, Kevin Hunter has decided to retire in 2003. Kevin began his career at TCW in 1983 and has been a portfolio manager of the Fund since its inception in March of 1987. After almost twenty years at TCW, he has decided to leave the firm to spend more time with his family and pursue personal interests.

    During this transition, Kevin will be working full-time with the Fund until April 2003. After that time, he will phase-out his direct portfolio management responsibilities and be available to Tom Lyon, Mohan Kapoor and other members of the convertible team on an as needed basis through the remainder of the year. To facilitate this process, he will maintain an office at TCW until the end of 2003.

    We want to assure the Fund's shareholders that the Convertible Group at TCW is fully staffed and capable of continuing to manage the Fund upon Kevin Hunter's departure. The Fund will continue to be managed under the same philosophy, by Tom Lyon, who has co-managed the Fund since 1997. Mohan Kapoor, who joined the Convertible Group in 1997 will now become Tom Lyon's partner and co-manage the Fund. Additionally, Tom and Mohan will continue to be supported by the other members of the convertible team and the extensive analytical resources of TCW.

DIVIDEND REINVESTMENT PLAN

    Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the Fund's Net Asset Value per share. If the market price, including commission, is selling above the Net Asset Value, you will receive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price on the payment date.

    To enroll in the Plan, if your shares are registered in your name, write to The Bank of New York, Church Street Station, P.O. Box #11002, New York, New York 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance, please call our investor relations department at (877) TCW-MKTS (829-6587). As always, we would be pleased to accommodate your investment needs.

Sincerely,

  /s/ Ernest O. Ellison                             /s/ Alvin R. Albe Jr.
Ernest O. Ellison                                   Alvin R. Albe Jr.
Chairman                                            President & Chief
                                                    Executive Officer

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments
December 31, 2002
--------------------------------------------------------------------------------

Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------
            FIXED INCOME SECURITIES

            BANKING & FINANCIAL SERVICES (2.2% OF NET ASSETS)
$6,165,000  E*TRADE Group, Inc., 6.75%, due 05/15/08..........  $  5,209,425
                                                                ------------
            BEVERAGES, FOOD & TOBACCO (2.3%)
 7,365,000  General Mills, Inc., (144A), 0%, due 10/28/22.....     5,330,419*
                                                                ------------
            COMMERCIAL SERVICES (4.5%)
 6,920,000  Ikon Office Solutions, (144A), 5%,
              due 05/01/07....................................     6,037,700*
 4,445,000  Quest Diagnostics, Inc., 1.75%, due 11/30/21......     4,672,806+
                                                                ------------
                Total Commercial Services.....................    10,710,506
                                                                ------------
            COMMUNICATIONS (3.3%)
 4,565,000  Echostar Communications Corp., 5.75%,
              due 05/15/08....................................     4,137,031
 3,340,000  L-3 Communications Holdings, Inc., 4%,
              due 09/15/11....................................     3,765,850
                                                                ------------
                Total Communications..........................     7,902,881
                                                                ------------
            COMPUTER SERVICES (1.2%)
 5,030,000  Federal National Mortgage Association,
              Exchangeable Micron Technology, Inc., (144A),
              0%, due 05/15/08................................     2,921,702*
                                                                ------------
            COMPUTER SOFTWARE (6.2%)
 4,265,000  First Data Corp., 2%, due 03/01/08................     4,798,125+
 5,155,000  Lehman Brothers Holdings, Inc., Exchangeable
              Siebel Systems, Inc., 19%, due 02/01/03.........     1,494,950
 2,710,000  Siebel Systems, Inc., 5.5%, due 09/15/06..........     2,635,475
Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------

$1,950,000  Symantec Corp., (144A), 3%, due 11/01/06..........  $  2,756,812*
 3,315,000  Veritas Software Corp., 1.856%, due 08/13/06......     2,850,900
                                                                ------------
                Total Computer Software.......................    14,536,262
                                                                ------------
            ELECTRONICS (7.1%)
 2,495,000  Advanced Micro Devices, Inc., 4.5%,
              due 12/01/07....................................     2,844,300
 6,135,000  ASM Lithography Holding N.V., (144A), 5.75%,
              due 10/15/06....................................     5,329,781*+
 2,975,000  Celestica, Inc., 0%, due 08/01/20.................     1,379,656
 5,050,000  GlobeSpan, Inc., (144A), 5.25%, due 05/15/06......     4,361,937*
 3,665,000  PMC-Sierra, Inc., (144A), 3.75%, due 08/15/06.....     2,767,075*
                                                                ------------
                Total Electronics.............................    16,682,749
                                                                ------------
            ENERGY & OIL SERVICES (2.2%)
 4,800,000  Kerr-McGee Corp., 5.25%, due 02/15/10.............     5,232,000
                                                                ------------
            ENTERTAINMENT & LEISURE (2.1%)
 5,250,000  Morgan Stanley Dean Witter & Co., Exchangeable The
              Walt Disney Co., 0.25%, due 12/30/08............     4,941,563
                                                                ------------
            HEALTHCARE (2.8%)
 2,520,000  Omnicare, Inc., 5%, due 12/01/07..................     2,416,050
 6,695,000  Universal Health Services, Inc., 0.426%,
              due 06/23/20....................................     4,276,431
                                                                ------------
                Total Healthcare..............................     6,692,481
                                                                ------------
            INDUSTRIAL-DIVERSIFIED (2.7%)
 1,705,000  SPX Corp., 0%, due 02/06/21.......................     1,059,231
 8,585,000  SPX Corp., (144A), 0%, due 02/06/21...............     5,333,431*
                                                                ------------
                Total Industrial--Diversified.................     6,392,662
                                                                ------------

 * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $50,613,151 or 21.4% of net assets.
+ Security partially or fully lent (Note 3).
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (continued)
December 31, 2002
--------------------------------------------------------------------------------

Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------
            INSURANCE (4.0%)
$6,830,000  American International Group, Inc., 0.5%,
              due 05/15/07....................................  $  6,428,738
 3,300,000  Swiss RE America Holding, (144A), 3.25%,
              due 11/21/21....................................     2,916,375*
                                                                ------------
                Total Insurance...............................     9,345,113
                                                                ------------
            MEDIA-BROADCASTING & PUBLISHING (1.5%)
 5,535,000  Liberty Media Corp., 3.5%, due 01/15/31...........     3,549,319
                                                                ------------
            MEDICAL SUPPLIES (4.1%)
 1,615,000  Agilent Technolgies, Inc., 3%, due 12/01/21.......     1,556,456
 3,515,000  Agilent Technolgies, Inc., (144A), 3%,
              due 12/01/21....................................     3,387,581*
 6,180,000  Alza Corp., Exchangeable Johnson & Johnson, Inc.,
              0%, due 07/28/20................................     4,843,575
                                                                ------------
                Total Medical Supplies........................     9,787,612
                                                                ------------
            PHARMACEUTICALS (1.0%)
 2,250,000  Teva Pharmaceutical Industries, Ltd., (144A),
              3.75%, due 11/15/22.............................     2,368,125*
                                                                ------------
            RETAIL (2.1%)
 3,430,000  Costco Companies, Inc., 0%, due 08/19/17..........     2,396,713
 1,975,000  Gap, Inc., 5.75%, due 03/15/09....................     2,473,688
                                                                ------------
                Total Retail..................................     4,870,401
                                                                ------------
            TELECOMMUNICATIONS (7.1%)
 8,890,000  Nextel Communications, Inc., 4.75%,
              due 07/01/07....................................     7,512,050
 4,235,000  ONI Systems Corp., 5%, due 10/15/05...............     3,769,150
Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------

$4,620,000  Telefonos de Mexico, S.A. de C.V., 4.25%,
              due 06/15/04....................................  $  5,549,775+
                                                                ------------
                Total Telecommunications......................    16,830,975
                                                                ------------
            TRANSPORTATION (3.0%)
 6,585,000  United Parcel Service, Inc., 1.75%,
              due 09/27/07....................................     7,013,025+
                                                                ------------
                TOTAL FIXED INCOME SECURITIES (COST:
                  $149,650,811) (59.4%).......................   140,317,220
                                                                ------------

Number of
  Shares
----------
            EQUITY SECURITIES

            COMMON STOCK

            ELECTRONICS (0.8%)
   132,990  Texas Instruments, Inc............................     1,996,180
                                                                ------------
            ENERGY & OIL SERVICES (1.8%)
   230,350  Vodafone Group, PLC (ADR).........................     4,173,942
                                                                ------------
            MEDIA-BROADCASTING & PUBLISHING (1.1%)
    90,087  Cox Communications, Inc...........................     2,558,471
                                                                ------------
                TOTAL COMMON STOCK (COST: $14,408,179)
                  (3.7%)......................................     8,728,593
                                                                ------------

            CONVERTIBLE PREFERRED STOCK

            AEROSPACE/DEFENSE (2.0%)
    85,150  Raytheon, Inc., Class B, $4.125...................     4,649,190+
                                                                ------------
            AUTOMOTIVE (0.9%)
    88,850  General Motors Corp., $1.313......................     2,052,435
                                                                ------------
            BANKING & FINANCIAL SERVICES (1.9%)
    62,700  Washington Mutual, Inc., $2.688...................     3,252,562
    23,250  Washington Mutual, Inc., (144A), $2.688...........     1,206,094*
                                                                ------------
                Total Banking & Financial Services............     4,458,656
                                                                ------------

ADR American Depositary Receipt. Shares of a foreign based corporation held in
    U.S. banks entitling the shareholder to all dividends and capital gains.
   * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $50,613,151 or 21.4% of net assets.
   + Security partially or fully lent (Note 3).
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (continued)
December 31, 2002
--------------------------------------------------------------------------------

Number of                                                          Market
  Shares                                                           Value
----------                                                      ------------
            COMMERCIAL SERVICES (2.2%)
   162,050  Cendant Corp., $3.875.............................  $  5,226,112+
                                                                ------------
            COMMUNICATIONS (2.6%)
   140,070  Titan Capital Trust, $2.875.......................     6,163,080
                                                                ------------
            COMPUTER SERVICES (5.2%)
   304,490  Goldman Sachs Group, Inc., Exchangeable AOL Time
              Warner, Inc., $0.916............................     3,944,668
   113,800  Tribune Co., $2.00................................     8,421,200
                                                                ------------
                Total Computer Services.......................    12,365,868
                                                                ------------
            COMPUTER SOFTWARE (3.1%)
   288,900  Electronic Data Systems Corp., $3.813.............     6,329,799+
   148,300  Morgan Stanley Dean Witter & Co., Exchangeable
              Siebel Systems, Inc., $7.123....................     1,090,005
                                                                ------------
                Total Computer Software.......................     7,419,804
                                                                ------------
            ELECTRIC UTILITIES (1.8%)
   176,100  Sempra Energy, $2.125.............................     4,235,205
                                                                ------------
            INSURANCE (4.8%)
   145,700  Chubb Corp., $1.75................................     3,489,515
    88,700  Phoenix Companies, Inc., Exchangeable Hilb, Rogal
              and Hamilton Co., $2.667........................     3,627,830
    74,900  QBE Insurance Group, Ltd., (144A), $4.00..........     4,100,775*
                                                                ------------
                Total Insurance...............................    11,218,120
                                                                ------------
Number of                                                          Market
  Shares                                                           Value
----------                                                      ------------

            MEDIA-BROADCASTING & PUBLISHING (7.0%)
    74,100  Cox Communications, Inc., $6.859..................  $  2,200,029
   136,400  Equity Securities Trust, Exchangeable Cablevision
              Systems Corp. $1.406............................     2,740,276
   103,100  Equity Securities Trust, Exchangeable Cablevision
              Systems Corp., $2.343...........................     2,067,155
   159,900  Goldman Sachs Group, Inc., Exchangeable Clear
              Channel Communications, Inc., $3.096............     5,598,898
     2,050  Radio One, Inc., $65.00...........................     2,016,687
     1,825  Radio One, Inc., (144A), $65.00...................     1,795,344*
                                                                ------------
                Total Media--Broadcasting & Publishing........    16,418,389
                                                                ------------
            OIL & GAS (1.2%)
   103,150  El Paso Corp., $4.50..............................     2,743,790
                                                                ------------
            PAPER & FOREST PRODUCTS (1.1%)
    64,150  Boise Cascade Corp., $3.75........................     2,693,659
                                                                ------------
            RETAIL (1.2%)
    85,250  Toys R Us, Inc., $3.125...........................     2,868,663
                                                                ------------
            TELECOMMUNICATIONS (1.3%)
    60,650  Alltel Corp., $3.875..............................     3,113,165
                                                                ------------
                TOTAL CONVERTIBLE PREFERRED STOCK (COST:
                  $98,043,011) (36.3%)........................    85,626,136
                                                                ------------
                TOTAL EQUITY SECURITIES (COST: $112,451,190)
                  (40.0%).....................................    94,354,729
                                                                ------------

 * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $50,613,151 or 21.4% of net assets.
+ Security partially or fully lent (Note 3).
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (continued)
December 31, 2002
--------------------------------------------------------------------------------

Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------

            SHORT-TERM INVESTMENTS
$  134,064  Bank of Montreal, 1.32%, due 01/30/03.............  $    134,064**
 2,492,055  Blackrock Provident Institutional TempCash Fund,
              1.37%, due 01/02/03.............................     2,492,055**
 2,408,986  BNP Paribas, 1.32%, due 02/07/03..................     2,408,986**
 4,153,424  Canadian Imperial Bank of Commerce, 1.25%,
              due 11/04/03....................................     4,153,424**
   415,342  Comercia Bank, 1.4%, due 11/19/03.................       415,342**
 1,246,027  Dreyfus Cash Management Plus Fund, 1.36%,
              due 01/02/03....................................     1,246,027**
   830,685  Galaxy Funding, 1.35%, due 02/07/03...............       830,685**
 2,076,712  Harris Trust & Savings Bank, 1.36%,
              due 01/21/03....................................     2,076,712**
 3,336,812  Investors Bank & Trust Depository Reserve, 1.00%,
              due 01/01/03....................................     3,336,812
   830,685  Jupiter Securitization Corp., 1.32%,
              due 01/17/03....................................       830,685**
Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------

$  830,685  Merrill Lynch & Co., Inc., 1.33%, due 11/26/03....  $    830,685**
   415,342  Merrill Lynch & Co., Inc., 1.34%, due 04/16/03....       415,342**
 6,062,336  Merrimac Money Market Fund, 1.42%,
              due 01/02/03....................................     6,062,336**
   830,685  National City Bank, 1.25%, due 01/23/03...........       830,685**
 2,076,712  Royal Bank of Scotland, 1.33%, due 01/15/03.......     2,076,712**
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS (COST:
                  $28,140,552) (11.9%)........................    28,140,552
                                                                ------------
                TOTAL INVESTMENTS (COST: $290,242,553)
                  (111.3%)....................................   262,812,501

            LIABILITIES IN EXCESS OF OTHER ASSETS (-11.3%)....   (26,739,206)
                                                                ------------
            NET ASSETS (100.0%)...............................  $236,073,295
                                                                ============

** Represents investments of security lending collateral (Note 3). SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statement of Assets and Liabilities
December 31, 2002
--------------------------------------------------------------------------------

ASSETS:
    Investments, at Value (Cost: $290,242,553)....  $262,812,501
    Receivables for Securities Sold...............     1,067,329
    Interest and Dividends Receivable.............     1,503,905
                                                    ------------
        Total Assets..............................   265,383,735
                                                    ------------
LIABILITIES:
    Distributions Payable.........................     4,075,134
    Payables Upon Return of Securities Loaned.....    24,803,740
    Accrued Investment Advisory Fees..............       129,321
    Other Accrued Expenses........................       302,245
                                                    ------------
        Total Liabilities.........................    29,310,440
                                                    ------------
NET ASSETS........................................  $236,073,295
                                                    ============
Net Assets were comprised of:
    Common Stock, par value $0.01 per share,
      (75,000,000 shares authorized, 50,939,175
      shares issued and outstanding)..............  $    509,392
    Paid-in Capital...............................   370,870,535
    Undistributed Net Realized (Loss) on
      Investments.................................  (103,574,822)
    Net Unrealized (Depreciation) of
      Investments.................................   (27,430,052)
    (Overdistributed) Net Investment Income.......    (4,301,758)
                                                    ------------
NET ASSETS........................................  $236,073,295
                                                    ============
NET ASSET VALUE PER SHARE.........................  $       4.63
                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statement of Operations
Year Ended December 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest (including security lending fees of
      $62,400).................................... $ 10,060,495
    Dividends (net of foreign withholding of taxes
      of $3,230)..................................    8,269,301
                                                   ------------
        Total Investment Income...................   18,329,796
                                                   ------------
EXPENSES:
    Investment Advisory Fees......................    1,627,921
    Accounting Fees...............................       71,982
    Administration Fees...........................      108,355
    Audit and Tax Service Fees....................       36,489
    Transfer Agent Fees...........................       67,818
    Custodian Fees................................       20,262
    Directors' Fees & Expenses....................      100,806
    Proxy Costs...................................       78,084
    Listing Fees..................................       65,124
    Insurance Costs...............................        7,081
    Legal Fees....................................       46,997
    Printing and Distribution Costs...............       36,320
    Miscellaneous.................................       28,985
                                                   ------------
        Total Expenses............................    2,296,224
                                                   ------------
        Net Investment Income.....................   16,033,572
                                                   ------------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net Realized (Loss) on Investments............  (61,476,304)
    Change in Unrealized (Depreciation) of
      Investments.................................  (24,066,081)
                                                   ------------
        Net Realized and Unrealized (Loss) on
          Investments.............................  (85,542,385)
                                                   ------------
DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................... $(69,508,813)
                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                             Year Ended         Year Ended
                                          December 31, 2002  December 31, 2001
                                          -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net Investment Income...............    $  16,033,572      $ 17,315,495
    Net Realized (Loss) on
      Investments.......................      (61,476,304)      (42,806,531)
    Change in Unrealized (Depreciation)
      of Investments....................      (24,066,081)      (19,945,446)
                                            -------------      ------------
        (Decrease) in Net Assets
          Resulting from Operations.....      (69,508,813)      (45,436,482)
                                            -------------      ------------
Distributions to Shareholders:
    From Net Investment Income..........      (16,033,572)      (28,015,611)
    Return of Capital...................      (20,060,607)      (10,888,437)
                                            -------------      ------------
        Total Distributions to
          Shareholders..................      (36,094,179)      (38,904,048)
                                            -------------      ------------
Capital Share Transactions:
    Shares Issued through Exercise of
      Common Stock Subscription Rights
      (8,450,030) (Note 8)..............               --        65,656,733
    Shares Issued in Reinvestment of
      Dividends (293,492 for the year
      ended December 31, 2002 and
      623,429 for the year ended
      December 31, 2001)................        2,098,841         5,706,722
                                            -------------      ------------
    Increase in Net Assets Resulting
      from Net Capital Share
      Transactions......................        2,098,841        71,363,455
                                            -------------      ------------
        Total (Decrease) in Net
          Assets........................     (103,504,151)      (12,977,075)
                                            -------------      ------------
NET ASSETS:
Beginning of Year.......................      339,577,446       352,554,521
                                            -------------      ------------
End of Year.............................    $ 236,073,295      $339,577,446
                                            =============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities. In accordance with the requirements of new Rule 35d-1 under the 1940 Act, the Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes in convertible securities. The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders.

    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, where upon they will be valued at amortized value using their value of the 61st day prior to maturity.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are recognized as interest income and expense, respectively, using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of identified cost.

DISTRIBUTIONS: The Fund intends to distribute its investment company taxable income quarterly and to distribute any net realized capital gains at least annually, to the extent required for U.S. federal income tax purposes. The Board of Directors also may, in its discretion, choose to pay distributions in excess of net investment income and net realized capital gains, though it is not required to do so.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

America. These differences may be primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

    The Fund reclassified $26,499,517 between undistributed net investment income and paid in capital at December 31, 2002 as a result of permanent differences between book and tax.

REPURCHASE AGREEMENTS: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price. The Fund did not enter into any repurchase agreements for the year ended December 31, 2002.

NOTE 2--FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2002 the Fund recognized on a tax basis a net realized loss of $61,307,425 on security transactions which will be carried forward to 2010. The Fund also had a loss carry forward from the previous year of $42,470,592 which will expire in 2009.

    Also for the year ended December 31, 2002, the fund distributed, on a tax basis, $42,654,634 of which $16,155,090 is characterized as ordinary income and $26,499,544 as return of capital.

    At December 31, 2002, net unrealized depreciation for federal income tax purposes is comprised of the following components:

Appreciated securities......................................  $ 8,968,202
Depreciated securities......................................  (36,521,686)
                                                              -----------
Net unrealized (depreciation)...............................  $(27,553,484)
                                                              ===========
Cost of securities for federal income tax purposes..........  $262,225,433
                                                              ===========

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

    TCW Investment Management Company (the "Advisor") is the investment advisor of the Fund. As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million.

NOTE 4--PURCHASES AND SALES OF SECURITIES:

    For the year ended December 31, 2002, purchases and sales or maturities of investment

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
securities (excluding short-term investments) aggregated $206,363,939 and $235,314,603, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 2002.

NOTE 5--SECURITY LENDING:

    During the year ended December 31, 2002, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 2002, the cash received from the borrowing broker was invested in short-term investments valued at $24,803,740 which is 102.3% of the value of the loaned securities.

NOTE 6--DIRECTORS' FEES:

    Directors who are not affiliated with the Advisor received, as a group, aggregate fees and expenses of $100,806 from the Fund for the year ended December 31, 2002. Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor.

NOTE 7--RESTRICTED SECURITIES:

    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at December 31, 2002.

NOTE 8--COMMON STOCK SUBSCRIPTION RIGHTS:

    Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on June 29, 2001. The rights entitled the shareholders to acquire one share of newly issued common stock for four rights held. At the termination of the subscription period on August 2, 2001, 8,450,030 shares of common stock were subscribed at a price of $7.77 per share.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------
                                      2002           2001            2000            1999            1998
                                    --------      ----------      ----------      ----------      ----------
Net Asset Value Per Share,
  Beginning of Year................ $   6.70       $   8.48        $  11.32        $   9.37        $   9.21
                                    --------       --------        --------        --------        --------
Income from Operations:
  Net Investment Income (3)........     0.32           0.38            0.35            0.35            0.35
  Impact to Capital for Shares
    Issued.........................       --          (0.01)             --              --           (0.01)
  Impact to Capital for Shares
    Repurchased....................       --             --            0.02              --              --
  Net Realized and Unrealized Gains
    (Losses) on Securities.........    (1.68)         (1.31)          (0.80)           3.15            0.85
                                    --------       --------        --------        --------        --------
        Total from Investment
          Operations...............    (1.36)         (0.94)          (0.43)           3.50            1.19
                                    --------       --------        --------        --------        --------
Less Distributions:
  Distributions from Net Investment
    Income.........................    (0.32)         (0.60)          (0.35)          (0.35)          (0.35)
  Distributions from Net Realized
    Gain...........................       --             --           (2.06)          (1.20)          (0.68)
  Distributions from
    Paid-in-Capital................    (0.39)         (0.24)             --              --              --
                                    --------       --------        --------        --------        --------
        Total Distributions........    (0.71)         (0.84)          (2.41)          (1.55)          (1.03)
                                    --------       --------        --------        --------        --------
Net Asset Value Per Share, End of
  Year............................. $   4.63       $   6.70        $   8.48        $  11.32        $   9.37
                                    ========       ========        ========        ========        ========
Market Value Per Share, End of
  Year............................. $   4.16       $   8.55        $  10.38        $   9.56        $   9.63
                                    ========       ========        ========        ========        ========
Total Investment Return (1)........   (45.11)%        (9.27)%         34.95%          16.10%          11.41%
Net Asset Value Total Return (2)...   (20.75)%       (10.89)%         (4.79)%         39.16%          13.34%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in
  thousands)....................... $236,073       $339,577        $352,555        $477,608        $393,588
Ratio of Expenses to Average Net
  Assets...........................     0.83%          0.75%           0.69%           0.68%           0.73%
Ratio of Net Investment Income to
  Average Net Assets...............     5.82%          5.16%           2.88%           3.47%           3.73%
Portfolio Turnover Rate............    75.04%        129.57%         159.44%         119.92%         124.51%

(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.
(3)  Computed using average shares outstanding throughout the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF TCW CONVERTIBLE SECURITIES FUND, INC.:

    We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., (the "Fund"), including the schedule of investments, as of December 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
February 13, 2003

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Voting Information (Unaudited)
--------------------------------------------------------------------------------

REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

    The Annual Meeting of Shareholders of the Fund was held on July 18, 2002. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding shares; (i) the election of Ernest O. Ellison, John C. Argue, Norman Baker, Jr., Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 46,431,429 affirmative votes; votes exceptions 396,964 and votes withheld 1,084,432); and (ii) the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 2002 (votes for 47,005,600; votes against 479,461 and abstentions 427,764). 50,809,179 shares were outstanding on the record date of this meeting and 47,912,825 shares entitled to vote were present in person or by proxy at the meeting. Subsequent to the annual meeting, John C. Argue passed away after an eight-month battle with leukemia. The Board of Directors has elected Samuel P. Bell to fill the vacancy.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Board of Directors (Unaudited)
--------------------------------------------------------------------------------

Name (Age) and Address                        Office                 Principal Occupation During Past 5 Years
----------------------               -------------------------  --------------------------------------------------
Earnest O. Ellison (71)              Chairman and Director      Vice Chairman of the Board and Chairman of the
865 S. Figueroa St.                                             Investment Policy Committee of the Investment
Los Angeles, CA 90017                                           Adviser, TCW Asset Management Company and Trust
                                                                Company of the West; Vice Chairman, The TCW
                                                                Group, Inc.
Norman Barker, Jr. (80)              Director                   Former Chairman of the Board, Former First Vice
9601 Wilshire Blvd.                                             Chairman of the Board, First Interstate Bancorp;
Beverly Hills, CA 90210                                         Director, TCW Galileo Funds, Inc.; Trustee, TCW
                                                                Premier Funds.
Samuel P. Bell (66)                  Director                   President, Los Angeles Business Advisors since
333 South Hope Street                                           1996. Director, Apex Mortgage Capital, Inc. (real
Suite 1253                                                      estate investment trust), Point.360 (audio visual
Los Angeles, CA 90071                                           services) and TCW Galileo Funds, Inc.; Trustee,
                                                                TCW Premier Funds. Previously Mr. Bell served as
                                                                the Area Managing Partner of Ernst & Young for the
                                                                Pacific Southwest Area.
Richard W. Call (78)                 Director                   Former President, The Seaver Institute (a private
c/o Paul, Hastings, Janofsky &                                  foundation); Director, TCW Galileo Funds, Inc. and
Walker LLP                                                      The Seaver Institute; Trustee, TCW Premier Funds.
515 South Flower Street
Los Angeles, CA 90071
Matthew K. Fong (49)                 Director                   President, Strategic Advisory Group; Since 1999,
Strategic Advisory Group                                        Mr. Fong has been Of Counsel to the Los Angeles
13191 Crossroad Parkway North                                   law firm Sheppard, Mullin, Richter & Hamilton.
Suite 285                                                       Director, Anfi Inc. (title insurance), Viata Inc.
City of Industry, CA 91746                                      (home entertainment products), Metropolitan West
                                                                Capital Mgt. LLC (investment manager) and TCW
                                                                Galileo Funds, Inc.; Trustee, TCW Premier Funds.
                                                                From 1995 to 1998, Mr. Fong served as Treasurer of
                                                                the State of California. Director of ESS
                                                                Technology, Inc. (computer hardware and software
                                                                designer) and American National Title. Regent of
                                                                Pepperdine University and the Los Angeles
                                                                Children's Hospital. Lt. Colonel US Air Force
                                                                Reserves.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Board of Directors (Unaudited) (continued)
--------------------------------------------------------------------------------

Name (Age) and Address                        Office                 Principal Occupation During Past 5 Years
----------------------               -------------------------  --------------------------------------------------
John A. Gavin (71)                   Director                   Founder and Chairman of Gamma Holdings
c/o Paul, Hastings, Janofsky &                                  (international capital and consulting firm);
Walker LLP                                                      Member, Latin America Strategy Board of Hicks,
515 South Flower Street                                         Muse, Tate & Furst (leveraged buyout firm);
Los Angeles, CA 90071                                           Director, International Wire Group (electrical
                                                                wire manufacturer), KKCF, Inc. (home furnishings
                                                                manufacturer), Apex Mortgage Capital, Inc. (real
                                                                estate investment trust), Hotchkis and Wiley Funds
                                                                (mutual funds) and TCW Galileo Funds, Inc.;
                                                                Trustee, TCW Premier Funds. From 1981 to 1986,
                                                                Mr. Gavin was the United States Ambassador to
                                                                Mexico.
Patrick C. Haden (49)                Director                   General Partner, Riordan, Lewis & Haden (venture
1525 Wilson Avenue                                              capital firm); Director, Tetra Tech, Inc.
San Marino, CA 91108                                            (environmental consulting), Elkay Plastics Co.,
                                                                Inc., Bradshaw International Inc. (housewares),
                                                                Financial Pacific Insurance Group, Inc., IndyMac
                                                                Mortgage Holdings (mortgage banking), and TCW
                                                                Galileo Funds, Inc.; Trustee, TCW Premier Funds.
Charles A. Parker (68)               Director                   Formerly, Director and Executive Vice President,
c/o Paul, Hastings, Janofsky &                                  The Continental Corporation; formerly Chairman and
Walker LLP                                                      Chief Executive Officer, Continental Asset
515 South Flower Street                                         Management Corporation; Director, Horace Mann
Los Angeles, CA 90071                                           Educators Corp; Trustee, the Burridge Center for
                                                                Research in Security Prices (University of
                                                                Colorado)
Robert G. Sims (71)                  Director                   Private Investor, Director, The TCW Group, Inc.
16855 West Bernardo Drive
Suite 250
San Diego, CA 92127

                        [TCW LOGO]-Registered Trademark-